                                                                      EXHIBIT 21

                               Delphi Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2002

Subsidiaries                                                                                         Jurisdiction of Incorporation
------------------------------------------------------------------------------------------------------------------------------------
DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC. .........................................................           Delaware
DELPHI FOREIGN SALES CORPORATION .........................................................................     Virgin Islands
DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC.............................................................           Delaware
DELPHI AUTOMOTIVE SYSTEMS LLC.............................................................................           Delaware
       Arabian Financing Company .........................................................................           Delaware
       Delco Electronics Corporation .....................................................................           Delaware
              Delco Electronics Overseas Corporation .....................................................           Delaware
              Delphi Delco Electronics de Mexico, S.A. de C.V.*...........................................             Mexico
              Delphi Electronics (Holding) LLC............................................................           Delaware
                  Shanghai Delco Electronics & Instrumentation Co., Ltd** ................................              China
                  Delphi Delco Electronics Europe GmbH ...................................................            Germany
                           FUBA Automotive GmbH & Co. KG*.................................................            Germany
              Delphi Technologies, Inc. ..................................................................           Delaware
                  Precon Machining Optimization Technologies LLC** .......................................           Michigan
              Famar do Brasil Comerico e Representacao Ltda.** ...........................................             Brazil
              Holdcar S.A. ...............................................................................          Argentina
                    Electrotecnica Famar S.A.C.I.I.E.** ..................................................          Argentina
                    Famar Fueguina, S.A.** ...............................................................          Argentina
              Hughes Power Products, Inc. ................................................................           Delaware
              Mecel AB     ...............................................................................             Sweden
       Delphi-A Land, Inc. ...............................................................................           Delaware
       Delphi Automotive Systems -- Ashimori LLC** .......................................................           Michigan
       Delphi Automotive Systems Risk Management Corp.....................................................           Delaware
       Delphi Automotive Systems Tennessee, Inc. .........................................................           Delaware
       Delphi Battery Corporation ........................................................................           Michigan
       Delphi Diesel Systems Corp.........................................................................           Delaware
       Delphi-E Land (West), Inc. ........................................................................           Delaware
       Delphi-E Land (East), Inc. ........................................................................           Delaware
       Delphi Integrated Service Solutions, Inc...........................................................           Michigan
              Aspire, Inc.................................................................................           Michigan
              Integrated Service Solutions LLC............................................................           Michigan
       Delphi Land Holding Inc. ..........................................................................           Delaware
       Delphi LLC.  ......................................................................................           Delaware
       Delphi Mechatronic Systems, Inc....................................................................           Delaware
       Delphi Medical Systems Corporation.................................................................           Delaware
       DREAL, Inc. ....... ...............................................................................           Delaware
       Exhaust Systems Corporation .......................................................................           Delaware
              ASEC Manufacturing General Partnership* ....................................................           Delaware
                    AS Catalizadores Ambientales S.A. de C.V.* ...........................................             Mexico
                    ASEC Manufacturing (Thailand) Ltd.+ ..................................................           Thailand
                    ASEC - Mauritius Private Limited......................................................          Mauritius
                      ASEC Private Limited................................................................              India
              ASEC Sales General Partnership*.............................................................           Delaware
              Environmental Catalysts, LLC ...............................................................           Delaware
       M Technologies Corporation ........................................................................           Delaware
       Packard Hughes Interconnect Company ...............................................................           Delaware
              Delphi Connection Systems ..................................................................         California
                  Delphi Connection Systems -- Tijuana, S.A. de C.V.*.....................................             Mexico
              Packard Hughes Interconnect Wiring Systems .................................................         California
       SM 5105 LLC.......  ...............................................................................           Delaware
       Specialty Electronics, Inc.........................................................................     South Carolina
              Specialty Electronics International Ltd. ...................................................     Virgin Islands
              Specialty Electronics (Singapore) Pte. Ltd..................................................          Singapore
DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC. ................................................................           Delaware

 *  -  Shares of this subsidiary are owned by more than one Delphi Company
**  -  Joint Venture
 + - Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2002

       Arabian Battery Holding Company ...................................................................            Delaware
       Automotive Battery Manufacturing, Inc. ............................................................            Delaware
              Empresas Ca-Le de Tlaxcala, S.A. de C.V. *..................................................              Mexico
       Battery Technology Services, Inc. .................................................................            Delaware
       Closed Joint Stock Company PES/SCC** ..............................................................              Russia
       Delphi Automotive Systems Australia Ltd. ..........................................................           Australia
       Delphi Automotive Systems (Belgium) N.V............................................................             Belgium
       Delphi Automotive Systems Deutschland Verwaltungs GmbH ............................................             Germany
       Delphi Automotive Systems do Brasil Ltda.* ........................................................              Brazil
              Noteco Comercio e Participacoes Ltda.* .....................................................              Brazil
       Delphi Automotive Systems Espana, S.L.. ...........................................................               Spain
       Delphi Automotive Systems Holding GmbH ............................................................             Austria
              Delphi Automotive Systems Vienna GmbH ......................................................             Austria
       Delphi Automotive Systems International, Inc. .....................................................            Delaware
       Delphi Automotive Systems Japan, Ltd. .............................................................               Japan
       Delphi Automotive Systems Korea, Inc. .............................................................            Delaware
       Delphi Automotive Systems Limited Sirketi*.........................................................              Turkey
       Delphi Automotive Systems (M) Sdn Bhd .............................................................            Malaysia
       Delphi Automotive Systems Maroc + .................................................................             Morocco
       Delphi Automotive Systems (Netherlands) B.V. ......................................................         Netherlands
       Delphi Automotive Systems Overseas Corporation ....................................................            Delaware
       Delphi Automotive Systems Philippines, Inc. .......................................................         Philippines
       Delphi Automotive Systems Poland Sp.z.o.o. ........................................................              Poland
       Delphi Automotive Systems - Portugal Sociedade Unipessoal, Lda. ...................................            Portugal
       Delphi Automotive Systems Private Ltd.+ ...........................................................               India
       Delphi Automotive Systems Singapore Pte Ltd. ......................................................           Singapore
              Delphi Automotive Systems Singapore Investments Pte. Ltd....................................           Singapore
                  Delphi-TVS Diesel Systems Ltd.** .......................................................               India
              Delphi Automotive Systems (Thailand) Ltd.+*.................................................            Thailand
              Delphi Delco Electronics Systems Suzhou Co., Ltd............................................               China
              Delphi Shanghai Dynamics and Propulsion Systems Co., Ltd....................................               China
       Delphi Automotive Systems Sungwoo Corporation* ....................................................               Korea
       Delphi Automotive Systems Sweden AB ...............................................................              Sweden
       Delphi Automotive Systems Thailand, Inc. ..........................................................            Delaware
       Delphi Automotive Systems UK Limited ..............................................................   England and Wales
              Delco Electronics Overseas Corporation Pension Trustees Limited ............................      United Kingdom
              Delphi Lockheed Automotive Limited .........................................................   England and Wales
                    Delphi Lockheed Automotive Pension Trustees Limited ..................................      United Kingdom
       Delphi Canada Inc.  ...............................................................................              Canada
       Delphi Catalyst South Africa (Proprietary) Limited.................................................        South Africa
       Delphi China LLC    ...............................................................................            Delaware
              Beijing Delphi Wan Yuan Engine Management Systems Company, Limited** .......................               China
              China Alternators Holdings LLC..............................................................            Delaware
              Delphi Automotive Systems (China) Holding Company Limited...................................               China
                  Beijing Delphi Technology Development Company, Limited. ................................               China
                  Shanghai Delphi Automotive Air-conditioning Co., Ltd....................................               China
                  Shanghai-Delphi Automotive Door Latch and Security Systems Co., Ltd.** .................               China
                  Shanghai Delphi Emission Control Systems Company, Ltd.** ...............................               China
                  Shanghai Delphi International Battery Co., Ltd.** ......................................               China
              Delphi Packard Electric Systems Company, Ltd.** *...........................................               China
              Delphi Saginaw Lingyun Drive Shaft Co., Ltd.** *............................................               China


 *  -  Shares of this subsidiary are owned by more than one Delphi company
**  -  Joint Venture
 + - Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2002



              Hubei Delphi Automotive Generator Co., Ltd.** ..............................................             China
       Delphi Controladora, S.A. de C.V.* ................................................................            Mexico
              Alambrados y Circuitos Electricos, S.A. de C.V.*............................................            Mexico
              Centro Tecnico Herramental, S.A. de C.V.* ..................................................            Mexico
              Condura, S de R.L.*.........................................................................            Mexico
              Controladora Mexicana de Autopartes, S.A. de C.V.*..........................................            Mexico
                    Controladora Chihuahuense, S.A. de C.V.* .............................................            Mexico
                    Controladora de Alambrados y Circuitos, S.A, de C.V.*.................................            Mexico
                    Controladora de Rio Bravo, S.A. de C.V.* .............................................            Mexico
                    Controladora Vesfron, S.A. de C.V.* ..................................................            Mexico
              Delphi Administracion, S.A. de C.V.* .......................................................            Mexico
              Delphi Alambrados Automotrices, S.A. de C.V.*...............................................            Mexico
              Delphi Automotive Systems/Ashimori de Mexico, S.A. de C.V...................................            Mexico
              Delphi Automotive Systems, S.A. de C.V.* ...................................................            Mexico
              Delphi Cableados, S.A. de C.V.* ............................................................            Mexico
              Delphi Interior Systems de Mexico, S.A. de C.V.* ...........................................            Mexico
              Delphi de Mexico, S.A. de C.V.* ............................................................            Mexico
              Delphi Diesel Systems Corporativo IDSA, S.A. de C.V.* ......................................            Mexico
                    Delphi Diesel Body Systems Mexico, S.A. de C.V.*......................................            Mexico
                    Delphi Diesel Systems, S.A. de C.V.* .................................................            Mexico
              Delphi Diesel Systems Service Mexico, S.A. de C.V. .........................................            Mexico
              Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.* ...............................            Mexico
              Delphi Sistemas de Energia, S.A. de C.V.* ..................................................            Mexico
              Productos Delco de Chihuahua, S.A. de C.V.* ................................................            Mexico
              Rio Bravo Electricos, S.A. de C.V.* ........................................................            Mexico
              Sistemas Electricos y Conmutadores, S.A. de C.V.*...........................................            Mexico
       Delphi Deutschland GmbH ...........................................................................           Germany
              Unterstutzungsgesellschaft der Kabelwerke Reinshagen GmbH ..................................           Germany
       Delphi Diesel Systems do Brasil Ltda.*.............................................................            Brazil
       Delphi Diesel Systems Limited .....................................................................    United Kingdom
              Delphi Diesel Systems Pension Trustees Limited..............................................    United Kingdom
       Delphi Diesel Systems Pakistan (Private) Limited*..................................................          Pakistan
       Delphi France Holding S.A.S.* .....................................................................            France
              ASEC Manufacturing & Sales SAS..............................................................            France
              Delphi Aftermarket France SAS...............................................................            France
              Delphi Automotive Systems CINQ SAS..........................................................            France
              Delphi Automotive Systems DEUX SAS..........................................................            France
              Delphi Automotive Systems Luxembourg S.A.*..................................................        Luxembourg
              Delphi Automotive Systems TROIS SAS.........................................................            France
              Delphi Automotive Systems UN SAS............................................................            France
              Delphi Calsonic Compressors, S.A.S.** ......................................................            France
              Delphi Diesel Systems France Holding S.A.S. ................................................            France
                    Delphi Diesel Systems S.L. ...........................................................             Spain
                           Delphi Aftermarket Iberica S.L.................................................             Spain
                    Delphi Diesel Systems France SAS......................................................            France
                    Delphi Diesel Systems Korea Ltd.** ...................................................             Korea
              Delphi France SAS...........................................................................            France
              Delphi Harrison Calsonic, S.A. + ...........................................................            France
              Diavia S.r.l. ..............................................................................             Italy
                  Delphi Italia Automotive Systems S.r.l.*................................................             Italy
              DRB s.a./n.v.** ............................................................................           Belgium


 *  -  Shares of this subsidiary are owned by more than one Delphi company
**  -  Joint Venture
 + - Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2002

       Delphi Holding Hungary Asset Management LLC* ......................................................           Hungary
              Delphi-Calsonic Hungary Manufacturing Limited Liability Company** ..........................           Hungary
       Delphi International Holdings Corp.................................................................           Delware
       Delphi International Services, Inc. ...............................................................          Delaware
       Delphi Krosno S.A.** ..............................................................................            Poland
       Delphi Otomotiv Sistemleri Sanayi Ticaret A.S.** ..................................................            Turkey
       Delphi Packard Austria GmbH .......................................................................           Austria
              Delphi Packard Hungary Kft. ................................................................           Hungary
       Delphi Packard Electric Ceska Republika, S.R.O. ...................................................    Czech Republic
              Delphi Czech Republic, K.S.*. ..............................................................    Czech Republic
       Delphi Packard Electric (Malaysia) Sdn. Bhd.** ....................................................          Malaysia
       Delphi Packard Electric Sielin Argentina S.A.* ....................................................         Argentina
       Delphi Packard Espana, S.A. .......................................................................             Spain
       Delphi Packard Romania SRL* .......................................................................           Romania
       Delphi Polska Automotive Systems Sp.z.o.o. ........................................................            Poland
       Delphi Saginaw Steering Systems UK Limited ........................................................   England & Wales
       Delphi Slovensko, S.R.O............................................................................   Slovak Republic
       Delphi Tychy Sp.z.o.o. ............................................................................            Poland
       Korea Delphi Automotive Systems Corporation** .....................................................             Korea
       P.T. Delphi Automotive Systems Indonesia*  ........................................................         Indonesia
Delphi Automotive Systems Services LLC....................................................................          Delaware



 *  -  Shares of this subsidiary are owned by more than one Delphi company
**  -  Joint Venture
 + - Additional minority interest in this subsidiary is owned by non-Delphi affiliates